SPLITTER AGREEMENT


       SPLITTER AGREEMENT (as the same may be amended or otherwise modified from time to time, this "Agreement"), made as of August 9, 1999 between FLEET BANK, NATIONAL ASSOCIATION, as Agent ("Agent"), having its principal office at 1133 Avenue of the Americas, 40th Floor, New York, New York 10036, and CORPORATE REALTY INCOME FUND I, L.P., a Delaware limited partnership ("Borrower"), having an office at 475 Fifth Avenue, 21st Floor, New York, New York 10017.

                              W I T N E S S E T H:
                               - - - - - - - - - -

       A. Agent, as agent, is the holder of that certain note described on EXHIBIT A annexed hereto and made a part hereof (as the same may be amended or otherwise modified from time to time, the "Note"). Borrower is the maker of the Note.

       B. The maximum principal amount of the Note was $49,000,000.

       C. The parties hereto desire to split, divide and sever the Note into (x) that certain $22,594,880 Demand Note (as the same may be amended or otherwise modified from time to time, the "Demand Note") made as of the date hereof by Borrower in favor of Agent, as agent, in the principal amount of $22,594,880 and
(y) the remaining $26,405,120 principal indebtedness under the Note, which shall continue to be evidenced by the Note.

       D. The mortgages (the "NY Mortgages") described on EXHIBIT B annexed hereto heretofore secured the Note. After giving effect to this Agreement, the NY Mortgages shall secure only the Demand Note and no other portion of the Note.


       E. The transactions described in the preceding recitals shall not result in the cancellation, extinguishment, payment or satisfaction of the Note, the Demand Note or the NY Mortgages. No new or additional indebtedness under the Demand Note is to be secured nor is any readvance made thereunder.

     NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree:

       1. The indebtedness evidenced by the Note is hereby split as provided in the recitals hereto. From and after the date hereof, the NY Mortgages shall secure only the Demand Note and no other portion of the Note.

       2. Nothing herein shall:

       (a)    be  deemed  to  cancel,   extinguish  or  constitute   payment  or
              satisfaction of the Note;

       (b)    constitute a new or additional indebtedness;

       (c)    constitute a readvance to Borrower; or

       (d)    evidence  any  indebtedness   other  than  the  same  indebtedness
              heretofore evidenced by the Note.

       IN WITNESS WHEREOF, the parties hereto have caused this Splitter Agreement to be executed as of the date first above written.

                                 FLEET BANK, NATIONAL ASSOCIATION, as Agent



                                 By:/s/ James E. Mirman
                                    -------------------------------------------
                                    James E. Mirman
                                    Vice President


                                 CORPORATE REALTY INCOME FUND I, L.P.,
                                 a Delaware limited partnership



                                 By: /s/ Robert F. Gosset, Jr.
                                    --------------------------------------------
                                 Robert F. Gossett, Jr., general partner



                                 By: 1345 Realty Corporation,
                                 general partner



                                           By: /s/ Robert F. Gosset, Jr.
                                              ----------------------------------
                                           Robert F. Gossett, Jr., President

STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF                           )

       On the __ day of _________ in the year 1999 before me, the undersigned, personally appeared James E. Mirman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



------------------------------------
Signature and Office of individual
taking acknowledgement









STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF                           )

       On the __ day of _________ in the year 1999 before me, the undersigned, personally appeared Robert F. Gossett, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



------------------------------------
Signature and Office of individual
taking acknowledgement

                                    EXHIBIT A


       SECURED PROMISSORY NOTE dated September 26, 1996 in the principal amount of $24,000,000 made by Corporate Realty Income Fund I, L.P., a Delaware limited partnership ("Borrower"), to and in favor of Fleet Bank, National Association ("Agent");

       AS MODIFIED by that certain FIRST AMENDMENT OF LOAN AGREEMENT AND NOTE dated as of December 6, 1996 between Borrower and Agent whereby the principal amount of Borrower's indebtedness was increased to $44,000,000;

       AS FURTHER MODIFIED by that certain INTERCREDITOR AGREEMENT dated as of February 28, 1997 among Lender, First American Bank Texas, SSB and The Travelers Insurance Company and agreed to by Borrower; and

       AS FURTHER MODIFIED by that certain THIRD AMENDMENT OF LOAN AGREEMENT AND SECOND AMENDMENT OF NOTE dated September 25, 1998, whereby the principal amount of Borrower's indebtedness was increased to $49,000,000.

                                    EXHIBIT B
                                 (NY Mortgages)


                                  The Mortgages

       1. Mortgage, Assignment of Leases and Rents and Security Agreement from Corporate Realty Income Fund I, L.P. to Fleet Bank, National Association, in the original principal amount of $20,207,000.00, dated December 6, 1996 and recorded on December 12, 1996 in the Office of the City Register, New York County, December 12, 1996 in Reel 2402, Page 593; which mortgage was assigned by Assignment of Mortgage Without Covenant from Fleet Bank, National Association to Fleet Bank, National Association, as Agent (under that certain Loan Agreement dated September 26, 1996 by and between Fleet Bank, National Association and Corporate Realty Income Fund I, L.P., as amended) dated March 26, 1997 and recorded on June 9, 1997 in Reel 2463, Page 1778.

       2. Second Mortgage, Assignment of Leases and Rents and Security Agreement from Corporate Realty Income Fund I, L.P. to Fleet Bank, National Association, as Agent, in the original principal amount of $2,387,880 dated as of September 25, 1998 and recorded on November 10, 1998 in the office of the City Register, New York County at Reel 2748, Page 1075.